STOCKTRANS, INC.                                              Transfer Agent and
7 E Lancaster Avenue                                          Registrar
Ardmore, PA 19003

                              SPECIMEN CERTIFICATE


COMMON STOCK                    [LOGO] BLUESTONE                    COMMON STOCK
Number                                 SOFTWARE                           Shares
                        ENTERPRISE INTERACTION MANAGEMENT
------------                                                        ------------

B                    [GRAPHIC: five stones arranged one on
                    top of the other; top stone colored blue]
------------                                                        ------------
                                                            CUSIP No. 09623P 102
                                             See Reverse for Certain Definitions

   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This certifies that                                              is the owner of
                    ------------------------------------------
                              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON
----------------------------
STOCK, $.001 PAR VALUE PER SHARE, OF

                            BLUESTONE SOFTWARE, INC.

transferable on the books of the Corporation by the holders hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
      ---------------
                                [Corporate Seal]
                           of Bluestone Software, Inc.
--------------------------                            --------------------------
Vice President and Secretary               President and Chief Executive Officer




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                            BLUESTONE SOFTWARE, INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common             UNIF GIFT MIN ACT - Custodian . under
TEN ENT - as tenants by the entireties                    (Cust)      (Minor)
JT TEN - as joint tenants with right of           Uniform Gifts to Minors Act. .
survivorship and not as tenants in                                      (State)
common                                    UNIF TRANS MIN ACT - Custodian . under
                                                          (Cust)      (Minor)
                                               Uniform Transfers to Minors
                                               Act  . . . . . . . .
                                                       (State)

     Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED,             HEREBY SELL, ASSIGN AND TRANSFER UNTO
                    -----------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------

--------------     -------------------------------------------------------------
   (please print or typewrite name and address, including zip code, of assignee)
--------------     -------------------------------------------------------------

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ------------------------ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated:
           --------------------
                                                     ---------------------------
                                                     NOTICE: THE SIGNATURE TO
                                                     THIS ASSIGNMENT MUST
                                                     CORRESPOND WITH THE NAME AS
                                                     WRITTEN UPON THE FACE OF
                                                     THE CERTIFICATE, IN EVERY
                                                     PARTICULAR, WITHOUT
                                                     ALTERATION OR ENLARGEMENT
                                                     OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED



BY:
   --------------------------------------------------
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings
   and Loan Associations and Credit Unions) WITH MEMBERSHIP
   IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM
   PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.